Filed pursuant to rule 497

File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated July 14, 2009

to

Prospectus dated September 18, 2008

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated September 18, 2008, as supplemented by Supplement No. 1 dated October 15, 2008, Supplement No. 2 dated January 14, 2009, Supplement No. 3 dated February 13, 2009, Supplement No. 4 dated March 14, 2009, Supplement No. 5 dated April 2, 2009, Supplement No. 6 dated April 23, 2009, and Supplement No. 7 dated May 21, 2009.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

Status of Our Initial Public Offering

In our monthly closing on June 1, 2009, we accepted subscriptions for 553,113 shares of our common stock at an average price per share of $9.94 for corresponding gross proceeds of $5,499,813. In our monthly closing on July 1, 2009, we accepted subscriptions for 900,435 shares of our common stock at an average price per share of $9.88 for corresponding gross proceeds of $8,892,065. We also issued 13,030 shares through our distribution reinvestment plan at an average price per share of $9.50 for corresponding gross proceeds of $123,789. Since commencing our public offering on December 15, 2008, we have received and accepted subscriptions totaling $33,616,961. Including $1,000,008 contributed by principals of our investment adviser in February 2008, we have accepted subscriptions for gross proceeds of $34,616,969 to date.

Portfolio Update

From May 19, 2009 to June 30, 2009, we invested in seven new portfolio companies and increased our positions in four others through secondary market transactions. During this period, we also sold interests in two positions, with both sale transactions having resulted in realized gains.

Presently, our investment portfolio consists of 30 positions in senior secured loans, second lien secured loans and senior unsecured bonds of U.S. companies with an average annual EBITDA of $364.0 million. The investments in our portfolio were purchased at an average price of 72.5% of par value. Presently the weighted average credit rating of our portfolio is B3 based upon the Moody’s scale and our estimated gross annual portfolio yield is 14.9%(1) . We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of June 30, 2009.

(1)	Based upon the purchase price of our investments.

Security	Industry	Date of Most Recent Purchase	Original Cost	Par Value
Senior Secured Loans – First Lien
Texas Competitive Electric Holdings (TXU Corp.), L+350, 10/10/14	Utility	Jun-09	$1,797,303	$2,491,130
First Data Corporation, L+275, 9/24/14	Merchant Processing	Mar-09	$690,237	$994,937
Vertellus Specialties, Inc., L+425, 12/10/12	Specialty Chemicals	Feb-09	$397,727	$489,510
Global Tel Link, L+600, 2/14/13	Telecommunications	Feb-09	$366,235	$417,362
DTN, Inc., L+500, 3/10/13	Business Information Services	Feb-09	$496,658	$570,871
King Pharmaceuticals, Inc., L+500, 4/19/12	Specialty Pharmaceuticals	Feb-09	$405,383	$449,801
Corel Corporation, L+400, 5/2/12	Software	Apr-09	$703,680	$940,423
1-800 Contacts, L+395, 3/4/15	Healthcare	Jun-09	$1,789,878	$2,094,737
Clarke American, L+250, 6/30/14	Business Information Services	Apr-09	$928,621	$1,493,652
Kenan Advantage Group, Inc., L+300, 12/16/11	Transportation and Logistics	Mar-09	$746,161	$994,881
West Corp, L+500, 10/24/13	Telecommunications Services	Mar-09	$434,052	$497,481
Contec LLC, L+475, 7/28/14	Telecommunications	May-09	$1,580,068	$1,993,725
Apptis Inc, L+325, 12/20/12	Defense & Aerospace	Apr-09	$647,384	$883,713
Safenet, L+250, 4/12/14	Networking and Security Equipment	Mar-09	$340,761	$497,462
Intralinks, L+275, 6/15/14	Business Information Services	May-09	$1,081,418	$1,487,887
NCO Group, L+500, 5/15/13	Business Process Outsourcing	Apr-09	$668,227	$997,354
Columbian Chemicals, L+600, 3/16/13	Commodity Chemicals	Apr-09	$752,548	$1,213,787
Quantum Corp, L+350, 7/14/14	Storage Software and Hardware	Apr-09	$827,920	$997,494
Clientlogic Corporation (Sitel), L+550, 1/30/14	Professional and Business Services	Jun-09	$1,440,000	$2,000,000
Caritor, Inc. (Keane), L+225, 6/4/13	IT Outsourcing	Jun-09	$720,792	$997,636
WCP Exposition Services, L+450, 4/29/11 (3)	Tradeshow Equipment and Services	Jun-09	$254,727	$562,933

Senior Secured Loans – Second Lien
Asurion Corp, L+650, 7/3/15	Insurance	Jan-09	$605,000	$1,000,000
Bresnan Communications LLC, L+450, 3/29/14	Broadcast and Entertainment	Jan-09	$720,000	$1,000,000
Harrington Holdings, L+600, 7/11/14	Healthcare	Apr-09	$640,000	$1,000,000
Intergraph, L+600, 11/28/14	Software	Apr-09	$850,000	$1,000,000
Awesome Acquisition Company (CiCi), L+500, 6/4/14	Restaurants	Jun-09	$1,360,000	$2,000,000
American Safety Razor, L+625, 1/30/14	Personal Care	Jun-09	$1,800,000	$2,500,000
Dresser Inc, L+575, 4/20/15	Computers and Electronics	Jun-09	$1,380,000	$2,000,000
Sorenson Communications Inc, L+700, 2/16/14	Telecommunications	Mar-09	$1,121,480	$1,508,443

Senior Unsecured Bonds
Outback Steakhouse Inc, 10%, 6/15/15	Restaurants	Jun-09	$1,350,000	$2,000,000

			$26,896,260	$37,075,219

The table below shows portfolio investments that were sold or experienced a material repayment since May 19, 2009. We consider repayments in excess of 1% of a position’s value to be material.

Security	Original Cost	Disposition Price	Transaction Type
N.E.W Customer Service, L+250, 5/22/14	$705,000	$845,000	Sale
Ashland Inc, L+440, 5/13/14	$492,500	$500,000	Sale
Global Tel Link, L+600, 2/14/13	$10,429	$11,885	Paydown
King Pharmaceuticals, Inc., L+500, 4/19/12	$115,983	$128,691	Paydown

Distributions

On May 28, 2009, our Board of Directors declared a special stock distribution of 3.7 shares per 100 shares outstanding, payable on May 30, 2009 to shareholders of record as of May 30, 2009. On June 25, 2009, our Board of Directors declared a special stock distribution of 3.5 shares per 100 shares outstanding, payable on June 30, 2009 to shareholders of record as of June 30, 2009. The purpose of these special stock distributions was to maintain a net asset value (“NAV”) per share below the then-prevailing net offering price, as required by the Investment Company Act of 1940 subject to certain limited exceptions. Our Board of Directors determined that our portfolio performance sufficiently warranted taking these actions. As the stock distributions did not change any shareholder’s proportionate interest in us, they are not expected to represent taxable distributions.

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